                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED JUNE 1, 1996)



                           BANC ONE AUTO TRUST 1996-B



           Interest Period November 15, 1996 through December 15, 1996

          Collection Period November 1, 1996 through November 30, 1996




The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:        Tom Lewis           Attested:           Heather Smith

                  Tom Lewis                               Accounting Specialist
                  Vice President                          Bank One, Arizona,
                                                          N.A.
                  Bank One, Arizona, N.A.

                              BANC ONE AUTO GRANTOR                       PAGE 1
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Receivable Balance                                                                         $305,686,731.00
(B) Total Certificate Balance                                                                        $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                   96.00%
    (ii)  Original Class A Principal Balance                                                         $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                             6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                    4.00%
    (ii)  Original Class B Principal Balance                                                         $ 12,227,731.00
    (iii) Class B Pass-Through Rate                                                                             6.70%
(E) Servicing Fee Rate (per annum)                                                                              1.00%
(F) Weighted Average Coupon (WAC)                                                                              12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                  60.12   months
(H) Weighted Average Remaining Maturity (WAM)                                                                  45.97   months
(I) Number of Receivables                                                                                     31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                              1.50%
    (ii)  Reserve Fund Initial Deposit                                                               $  4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                            1.00%
          (c) Percent of Remaining Certificate Balance                                                          3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                  8.00%

                              BANC ONE AUTO GRANTOR                       PAGE 2
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Receivable Balance                                                                              $238,133,461.27
(B) Total Certificate Balance                                                                             $238,133,461.27
(C) Total Certificate Pool Factor                                                                               0.7790114
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                      $228,607,918.97
    (ii) Class A Certificate Pool Factor                                                                        0.7790114
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                      $  9,525,542.30
    (ii) Class B Certificate Pool Factor                                                                        0.7790114
(F) Reserve Fund Balance                                                                                     7,739,337.49
(G) Cumulative Net Losses for All Prior Periods                                                              1,852,764.74
(H) Charge-off Rate for Second Preceding Period                                                                      1.35%
(I) Charge-off Rate for Preceding Period                                                                             0.58%
(J) Delinquency Percentage for Second Preceding Period                                                               0.37%
(K) Delinquency Percentage for Preceding Period                                                                      0.46%
(L) Weighted Average Coupon (WAC)                                                                                  12.130%
(M) Weighted Average Remaining Maturity (WAM)                                                                       42.33   months
(N) Number of Receivables                                                                                          27,231

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                             10,497,606.84
    (ii)  Prepayments in Full                                                                                        0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                             0.00
    (iv) Other Refunds Related to Principal                                                                          0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                               2,285,685.65
    (ii)  Repurchased Loan Proceeds Related to Interest                                                              0.00
(C) Weighted Average Coupon (WAC)                                                                                   12.13%
(D) Weighted Average Remaining Maturity (WAM)                                                                       41.66   months
(E) Remaining Number of Receivables                                                                                26,492

(F) Delinquent Receivables                                                 Dollar Amount                          #  Units
    (i)  30-59 Days Delinquent                                               3,491,406         1.54%                  400
    (ii)  60-89 Days Delinquent                                                647,020         0.29%                   70
    (iii) 90 Days or More Delinquent                                           373,439         0.16%                   36



D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                                              34,116.00
(B) Collection Account Investment Income                                                                             0.00
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                                695,869.20
    (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                                  481,903.27
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                            213,965.93
    (ii)  Liquidation Proceeds Related to Interest                                                                   0.00
    (iii) Recoveries from Prior Month Charge Offs                                                              179,344.25

                              BANC ONE AUTO GRANTOR                       PAGE 3
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996


E. COLLECTIONS
Interest Collections:
(A) Interest Payments Received                                                2,285,685.65
(B) Liquidation Proceeds Related to Interest                                          0.00
(C) Repurchased Loan Proceeds                                                         0.00
(D) Recoveries from Prior Month Charge Offs                                     179,344.25
                                                                            --------------
(E) Interest Collections                                                      2,465,029.90

Principal Collections:
(F) Principal Payments Received                                             $10,497,606.84
(G) Liquidation Proceeds Related to Principal                                   213,965.93
(H) Repurchased Loan Proceeds                                                         0.00
                                                                            --------------
(I) Principal Collections                                                    10,711,572.77

(J) Total Collections                                                       $13,176,602.67


F. DISTRIBUTABLE AMOUNTS

(A) Servicing Fee :
    (i)   Servicing Fee                                                     $   198,444.55
    (ii)  Prior Collection Period unpaid Servicing Fees                               0.00
                                                                            --------------
    (iii) Total Servicing Fee                                               $   198,444.55

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                          $ 1,247,818.22
    (ii)  Class A prior period Interest Carryover Shortfall                           0.00
                                                                            --------------
    (iii) Class A Interest Distribution                                     $ 1,247,818.22
(C) Class B Certificates
    (i)   Class B Monthly Interest                                          $    53,184.28
    (ii)  Class B prior period Interest Carryover Shortfall                           0.00
                                                                            --------------
    (iii) Class B Interest Distribution                                     $    53,184.28

(D) Total Certificate Interest Distribution                                 $ 1,301,002.50
(E) Total Certificate Interest Distribution plus Total Servicing Fee        $ 1,499,447.05


F. DISTRIBUTABLE AMOUNTS
Principal:
(F) Principal Collections                                                   $10,711,572.77
(G) Realized Losses                                                             481,903.27
                                                                            --------------
(H) Total Monthly Principal                                                 $11,193,476.04

(I) Class A Certificates
    (i)   Class A Monthly Principal                                          10,745,727.41
    (ii)  Class A prior period Principal Carryover Shortfall                          0.00
                                                                            --------------
    (iii) Class A Principal Distribution                                     10,745,727.41
(J) Class B Certificates
    (i)   Class B Monthly Principal                                             447,748.63
    (ii)  Class B prior period Principal Carryover Shortfall                          0.00
                                                                            --------------
    (iii) Class B Principal Distribution                                        447,748.63

(K) Total Principal Distribution                                             11,193,476.04

(L) Total Interest and Principal Distribution Amounts                        12,692,923.09
    plus Servicing Fee

                              BANC ONE AUTO GRANTOR                       PAGE 4
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996


G. DISTRIBUTIONS

(A) Total Interest Collections available to be distributed                                                          2,465,029.90
(B)  Class B Percentage of Principal Collections                                                                      428,472.08
(C) Servicing Fee :
    (i)    Total Servicing Fee                                                                                        198,444.55
    (ii)   Servicing Fee paid                                                                                         198,444.55
                                                                                                                   -------------
    (iii)  Unpaid Servicing Fee                                                                                             0.00
(D) Total  Interest Collections available to be distributed after Servicing Fee paid                                2,266,585.35
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                            1,247,818.22
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                         1,247,818.22
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                            1,018,767.12
    (iv)   Class A Interest Distribution remaining to be paid                                                               0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                              0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                               0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                             0.00
    (viii) Class A Interest Carryover Shortfall                                                                             0.00
    (ix)   Class A Interest Distribution paid                                                                       1,247,818.22

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                                               53,184.28
    (ii)   Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution            53,184.28
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                              965,582.85
    (iv)   Class B Interest Distribution remaining to be paid                                                               0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                                             0.00
    (vi)   Class B Interest Carryover Shortfall                                                                             0.00
    (vii)  Class B Interest Distribution paid                                                                          53,184.28

(G) Total Interest Paid                                                                                             1,301,002.50
(H) Total Interest and Servicing Fee Paid                                                                           1,499,447.05
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid       965,582.85

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                    10,711,572.77
(K) Excess Interest                                                                                                   965,582.85
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                             0.00
(M) Total Collections available to be distributed as principal                                                     11,677,155.62

Principal:
(N) Class A Certificates
    (i)    Class A Principal Distribution                                                                          10,745,727.41
    (ii)   Class A Principal Distribution paid from total Collections available to be distributed                  10,745,727.41
    (iii)  Total Collections available after Class A Principal Distribution paid                                      931,428.20
    (iv)   Class A Principal Distribution remaining to be paid                                                              0.00
    (v)    Class A Principal Distribution paid from Reserve Fund                                                            0.00
    (vi)   Class A Principal Carryover Shortfall                                                                            0.00
    (vii)  Total Class A Principal Distribution paid                                                               10,745,727.41

(O) Class B Certificates
    (i)    Class B Principal Distribution                                                                             447,748.63
    (ii)   Class B Principal Distribution paid from total Collections available to be distributed                     447,748.63
    (iii)  Total Collections available after Class B Principal Distribution paid                                      483,679.58
    (iv)   Class B Principal Distribution remaining to be paid                                                              0.00
    (v)    Class B Principal Distribution paid from Reserve Fund                                                            0.00
    (vi)   Class B Principal Carryover Shortfall                                                                            0.00
    (vii)  Total Class B Principal Distribution paid                                                                  447,748.63

(P) Total Excess Cash to the Reserve Fund                                                                             483,679.58

                              BANC ONE AUTO GRANTOR                       PAGE 5
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996


H. POOL BALANCE AND PORTFOLIO INFORMATION

                                                               Beginning                                End
                                                               of Period                             of Period
                                                           ---------------                       ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates               $238,133,461.27                       $226,939,985.23
    (ii)   Aggregate Certificate Pool Factor                     0.7790114                             0.7423940
    (iii)   Class A Principal Balance                       228,607,918.97                        217,862,191.56
    (iv)   Class A Pool Factor                                   0.7790114                             0.7423940
    (v)   Class B Principal Balance                           9,525,542.30                          9,077,793.67
    (vi)   Class B Pool Factor                                   0.7790114                             0.7423940

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                              12.13%                                12.13%
    (ii)  Weighted Average Remaining Maturity (WAM)                  42.33   months                        41.66   months
    (iii) Remaining Number of Receivables                           27,231                                26,492
    (iv)  Pool Balance                                     $238,133,461.27                       $226,939,985.23



I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                               7,739,337.49
(B) Less: Draw to pay Class A Interest Distribution                                                         0.00
(C) Reserve Account Balance after draw                                                              7,739,337.49
(D) Less: Draw to pay Class B Interest Distribution                                                         0.00
(E) Reserve Account Balance after draw                                                              7,739,337.49
(F) Less: Draw to pay Class A Principal Distribution                                                        0.00
(G) Reserve Account Balance after draw                                                              7,739,337.49
(H) Less: Draw to pay Class B Principal Distribution                                                        0.00
(I) Reserve Account Balance after draw                                                              7,739,337.49
(J) Total excess Collections deposited in the Reserve Fund                                            483,679.58
                                                                                                  --------------
(K) Reserve Fund Balance                                                                            8,223,017.07
(L) Specified Reserve Account Balance                                                               7,375,549.52
(M) Reserve Account Release to Seller                                                                 847,467.55
                                                                                                  --------------
(N) Ending Reserve Account Balance                                                                  7,375,549.52
                                                                                                  ==============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                $  213,965.93
    (ii)   Liquidation Proceeds Related to Interest                                                         0.00
    (iii) Recoveries on Previously Liquidated Contracts                                               179,344.25
(B) Realized Losses for Collection Period                                                             481,903.27
(C) Charge-off Rate for Collection Period (annualized)                                                      1.56%
(D) Cumulative Net Losses for all Periods                                                           2,255,811.72
    (i)   Adjustment for Charge Off Reversals                                                          78,856.29
(E) Delinquent Receivables


                                                               Dollar Amount                              # Units
                                                               -------------                              -------
    (i)   30-59 Days Delinquent                                  3,491,406             1.54%                 400
    (ii)  60-89 Days Delinquent                                    647,020             0.29%                  70
    (iii) 90 Days or More Delinquent                               373,439             0.16%                  36

                              BANC ONE AUTO GRANTOR                       PAGE 6
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate
    (i) Second Preceding Collection Period                               1.35%
    (ii) Preceding Collection Period                                     0.58%
    (iii) Current Collection Period                                      1.56%
    (iv) Three Month Average (Avg(i,ii,iii))                             1.16%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                               0.37%
    (ii) Preceding Collection Period                                     0.46%
    (iii) Current Collection Period                                      0.45%
    (iv) Three Month Average (Avg(i,ii,iii))                             0.43%

(C) Loss and Delinquency Trigger Indicator                Trigger was not hit

                              BANC ONE AUTO GRANTOR                       PAGE 7
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996


L.  STATEMENT TO CERTIFICATEHOLDERS

                                                                                                               Per $1,000 of
                                                                                                             Original Principal
(A)  Amount of distribution allocable to principal:                                          Dollars ($)          Balance
                                                                                          ---------------    ------------------
    (i)    Class A Certificates                                                             10,745,727.41       36.6174744
    (ii)   Class B Certificates                                                                447,748.63       36.6174744

                                                                                                               Per $1,000 of
                                                                                                             Original Principal
(B)  Amount of distribution allocable to interest:                                           Dollars ($)          Balance
                                                                                          ---------------    ------------------
    (i)    Class A Certificates                                                              1,247,818.22        4.2521041
    (ii)   Class B Certificates                                                                 53,184.28        4.3494805

(C)  Pool Balance as of the close of business on the last day of the Collection Period    $226,939,985.23
                                                                                          ---------------

                                                                                                               Per $1,000 of
                                                                                                             Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related
     Collection Period                                                                       Dollars ($)          Balance
                                                                                          ---------------    ------------------
    (i)  Total Servicing Fee                                                                   198,444.55
    (ii)    Class A Percentage of the Servicing Fee                                            190,506.60        0.6491762
    (ii)    Class B Percentage of the Servicing Fee                                              7,937.95        0.6491762

                                                                                                               Per $1,000 of
                                                                                                             Original Principal
                                                                                             Dollars ($)          Balance
                                                                                          ---------------    ------------------
(E)     (i)  Class A Interest Carryover Shortfall                                                    0.00        0.0000000
        (ii)  Class A Principal Carryover Shortfall                                                  0.00        0.0000000
        (iii)  Class B Interest Carryover Shortfall                                                  0.00        0.0000000
        (iv)  Class B Principal Carryover Shortfall                                                  0.00        0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                                    0.00        0.0000000
        (vi)  Class A Principal Carryover Shortfall                                                  0.00        0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                  0.00        0.0000000
        (viii)  Class B Principal Carryover Shortfall                                                0.00        0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
     payments allocated to principal                                                                           Pool Factor
                                                                                                               -----------
    (i)    Class A Pool Factor                                                                                   0.7423940
    (ii)   Class B Pool Factor                                                                                   0.7423940

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)      $    481,903.27
                                                                                          ---------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
     Collection Period                                                                    $  1,020,459.07

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after giving
     effect to distributions made on such Distribution Date                               $  7,375,549.52
                                                                                          ---------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                                   Principal Balance
                                                                                                             -----------------
    (i)    Class A Principal Balance                                                                           217,862,191.56
    (ii)   Class B Principal Balance                                                                             9,077,793.67

(K)  Amount otherwise distributable to the Class B Certificateholders that is being
     distributed to the Class A Certificateholders on such Distribution Date              $          0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased
     by the Servicer with respect to the Related Collection Period ($)                    $          0.00
                                                                                          ---------------

                              BANC ONE AUTO GRANTOR                       PAGE 8
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996


M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                         $   198,444.55
     (ii)  Servicing Fees retained by the Seller                                    198,444.55
                                                                                --------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                              $         0.00
                                                                                                 --------------

(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
      (i)  for the Class A Interest Distribution                                $ 1,247,818.22
      (ii)  for the Class A Principal Distribution                               10,745,727.41
                                                                                --------------
      (iii)  Total (i+ii)                                                                        $11,993,545.64
                                                                                                 --------------

(C)  Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
      (i)  for the Class B Interest Distribution                                $    53,184.28
      (ii)  for the Class B Principal Distribution                                  447,748.63
                                                                                --------------
      (iii)  Total (i+ii)                                                                        $   500,932.90
                                                                                                 --------------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in the Reserve Fund                                                                 $   483,679.58
                                                                                                 --------------

(E)  Withdraw from the Reserve Fund and deposit in the Class A
     Distribution Account:
     (i)  Amount equal to the excess of the Class A Interest
          Distribution over the sum of Interest Collections and
          the Class B Percentage of Principal Collections                                        $         0.00
     (ii)  Amount equal to the excess of the Class A Principal
           Distribution over the portion of Principal Collections
           and Interest Collections remaining after the distribution
           of the Class A Interest Distribution and the Class
           B Interest Distribution                                                                         0.00
                                                                                                 --------------
     (iii)  Total                                                                                                  $0.00
                                                                                                                   -----

(F)  Withdraw from the Reserve Fund and deposit in the Class B
     Distribution Account:
     (i)  Amount equal to the excess of the Class B Interest
          Distribution over the portion of Interest Collections
          remaining after the distribution of the Class A Interest
          Distribution                                                                           $         0.00
     (ii)  Amount equal to the excess of the Class B Principal
           Distribution over the portion of Principal Collections
           and Interest Collections remaining after the distribution
           of the Class A Interest Distribution, the Class
           B Interest Distribution, and the Class A Principal
           Distribution                                                                                    0.00
                                                                                                 --------------
     (iii)  Total                                                                                                  $0.00
                                                                                                                   -----